Exhibit 10.53

                      FIRST AMENDMENT TO SUBLEASE AGREEMENT

BY THIS AGREEMENT, made this 15th day of November, 2003, the Sublease Agreement dated October 23rd, 2002 by and between Alcatel USA Sourcing, L.P., as ("Sublandlord") and Spectrum Organic Products, Inc. as ("Subtenant"), for the Sublease of office space at 5341 Old Redwood Highway, 4th Floor, in Petaluma, CA is hereby amended in the following respects:

1. This First Amendment to Lease shall commence on January 1, 2004 and expire under the same terms as the Sublease Agreement. Notwithstanding the foregoing, Sublandlord hereby agrees to allow sublease access to the additional Sublet Premises for the installation of subtenant improvements and to allow for an earlier occupancy by Subtenant if Subtenant so desires. The Subtenant improvements are limited to the installation of modular cubicle partitions, electrical service to the exterior walls and data and telecommunications cabling from its 4th floor suite. Sublandlord and Guarantor must still obtain approval of Landlord in accordance with the terms and provisions of the Sublease and the master lease to which it is subject, including but not limited to Paragraphs 8(d) and 8(e) of the master lease.

2. The Consent to Sublease (the "Consent") dated November 13th, 2002 by and between Redwood Business Park IV, LLC, successor-in-interest to G & W /Copley Redwood Business Park, L.P., successor-in-interest to G & W/Redwood Associates Joint Venture, ("Landlord"), Alcatel USA Sourcing, L.P., a
     Texas limited partnership, successor-in-interest to DSC Communications Corporation and DSC Technologies Corporation ("Tenant"), Spectrum Organic Products, Inc., a California corporation ("Subtenant"), and Alcatel USA, Inc., a Delaware corporation ("Guarantor"), is hereby amended such that the term "Sublease" as used therein shall mean and refer to the Sublease as amended by this First Amendment to Sublease. Except for such amendment, the Consent remains in full force and effect. Landlord is executing this First Amendment solely for the purpose of amending the Consent as provided in this Section 2.

3. The Sublet Premises shall be adjusted to reflect the expansion of Subtenant of approximately 1,961 rentable square feet at 5341 Old Redwood Highway, 1st Floor, as outlined on the attached expansion premises exhibit. The total Sublet Premises will contain approximately 18,625 RSF.

4.   The Monthly Rental for the term shall be adjusted as follows:

     Period                                               Monthly Base Rent
     ---------                                            -----------------
     January 1, 2004---January 31, 2004                       $16,875.00
     February 1, 2004 through end of Sublease Term            $23,477.35

5. All other terms and conditions of said Sublease Agreement shall remain in full force and effect.

                         [SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

"Landlord"
REDWOOD BUSINESS PARK IV, LLC,
a Delaware limited liability company

By:  G&W/Copley Redwood Business
     Park, L.P., a California limited partnership

     By:  G&W/McDowell Partners, LLC,
          a California Limited liability company,
          its General Partner

          By:  G&W Venture, LLC,
               Managing Member

               By:  /s/  Matthew T. White
                  -------------------------------
                         Matthew T. White
                         Manager

"Sublandlord"/"Tenant"

ALCATEL USA SOURCING, L.P.,
--------------------------------
a Texas limited partnership

By:  /s/  Nancy H. Greer
   -----------------------------
          Nancy H. Greer
Its Sr. Vice President and CFO


"Subtenant"

SPECTRUM ORGANIC PRODUCTS, INC.,
--------------------------------
a California corporation

By:  /s/  Robert B. Fowles
   -----------------------------
          Robert B. Fowles
Its Chief Financial Officer

"Guarantor"

ALCATEL USA GP, INC.,
--------------------------------
a Delaware corporation

By:  /s/  Nancy H. Greer
   -----------------------------
          Nancy H. Greer
Its Sr. Vice President and CFO



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